UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Century Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40498	84-2040295
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 North 38th Street, 11th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 817-5790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	IPSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Century Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 24, 2024, the record date for the Annual Meeting, there were 82,847,375 outstanding shares of the Company’s common stock. The Annual Meeting was conducted virtually, and the following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on April 26, 2024.

(a) Proposal 1 - Election of Class III Directors. Each of Kimberly Blackwell, M.D., Joseph Jimenez and Brent Pfeiffenberger, Pharm.D. were elected to the Company’s Board of Directors to serve as Class III directors until the 2027 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal, as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Kimberly Blackwell, M.D.	59,931,468	0	6,014,484	7,395,050
Joseph Jimenez	64,376,622	0	1,569,330	7,395,050
Brent Pfeiffenberger, Pharm.D.	65,728,988	0	216,964	7,395,050

(b) Proposal 2 - Ratification of Independent Registered Public Accountant. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified, as follows:

For	Against	Abstentions	Broker Non-Votes
72,250,603	1,065,984	24,413	0

(c) Proposal 3 – Approval of the Certificate of Amendment. The Amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to limit the liability of certain of the Company’s officers as permitted by recent amendments to Delaware law was approved, as follows:

For	Against	Abstentions	Broker Non-Votes
64,419,117	1,488,443	38,391	7,395,051

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY THERAPEUTICS, INC.

By:	/s/ Brent Pfeiffenberger, Pharm.D.
Name:	Brent Pfeiffenberger, Pharm.D.
Title:	President and Chief Executive Officer

Date: June 24, 2024